SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )  Preliminary Proxy Statement          ( ) Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e)(2)

(X)  Definitive Proxy Statement

( )  Definitive Additional Materials

( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        Southern BancShares (N.C.), Inc.
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fees. (Check the appropriate box):

(X)  No fee required.

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        SOUTHERN BANCSHARES (N.C.), INC.

                             100 North Center Street
                        Mount Olive, North Carolina 28365



                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------


                            To Be Held April 21, 1999


         NOTICE is hereby given that the Annual Meeting of Shareholders of Southern BancShares (N.C.), Inc. ("Southern BancShares") will be held as follows:

                           Place:           Goldsboro Country Club
                                            1500 South Slocumb Street
                                            Goldsboro, North Carolina

                           Date:            Wednesday, April 21, 1999

                           Time:            3:00 P.M.


         The purposes of the meeting are:


          1. To elect a 24-member Board of Directors, each member to hold office for a term of one year or until his or her respective successor is duly elected and qualified.

          2. To consider and vote on a proposal to ratify the appointment of KPMG LLP as Southern BancShares' independent public accountants for 1999.

          3. To transact any other business that may properly come before the Annual Meeting.


         SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN THOUGH THEY PLAN TO ATTEND, ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE POSTAGE PREPAID ENVELOPE PROVIDED FOR THAT PURPOSE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                              By Order of the Board of Directors


                                              /s/David A. Bean
                                              David A. Bean, Secretary

March 26, 1999

                        SOUTHERN BANCSHARES (N.C.), INC.
                             100 North Center Street
                        Mount Olive, North Carolina 28365
                                 ---------------
                                 PROXY STATEMENT
                                 ---------------
                         Annual Meeting of Shareholders
                            To Be Held April 21, 1999

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Southern BancShares (N.C.), Inc. ("Southern BancShares") of proxies in the form enclosed herewith to be used at the Annual Meeting of Shareholders of Southern BancShares to be held at the Goldsboro Country Club, 1500 South Slocumb Street, Goldsboro, North Carolina, at 3:00 P.M. on April 21, 1999, or any adjournments thereof. In addition to solicitation by mail, proxies may be solicited personally or by telephone by directors, officers or employees of Southern BancShares and the Bank. Expenses of such proxy solicitation will be paid by Southern BancShares. Persons named in the proxy to represent shareholders at the meeting are R. S. Williams, W. A. Potts and John
N. Walker. This Proxy Statement is first being mailed to Southern BancShares' shareholders on or about March 26, 1999.

         Shares represented by each proxy that is properly executed and returned, and not revoked, will be voted in accordance with the instructions contained therein. If no instructions are given, those shares will be voted "FOR" the election of each of the 24 nominees for director named in Proposal 1 below, and "FOR" ratification of the appointment of KPMG LLP as Southern
BancShares' independent public accountants for 1999. On such other matters as may properly come before the meeting, the persons named in the form of proxy to represent shareholders will be authorized to vote all proxies in accordance with their best judgment on such matters. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unable or unwilling to serve for any reason, all proxies may be voted for a substitute nominee designated by the Board of Directors. A shareholder who executes a proxy has the right to revoke it at any time before it is voted by filing with the Secretary either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and requesting the right to vote in person.

                                VOTING SECURITIES

         At the close of business on March 12, 1999, Southern BancShares had outstanding voting securities as follows: 119,261 shares of $5 par value common stock, entitled to one vote per share; 398,653 shares of no par value Series B non-cumulative preferred stock ("Series B"), entitled to one vote per 38 shares; and 40,373 shares of no par value Series C non-cumulative preferred stock ("Series C"), entitled to one vote per 38 shares.

                     RECORD DATE; VOTE REQUIRED FOR APPROVAL

         March 12, 1999 has been set as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Annual Meeting, shareholders will be entitled to cast the appropriate number of votes for the shares of Southern BancShares' voting securities standing of record in their respective names at the close of business on the record date.

         In the election of directors, the 24 nominees receiving a plurality of the votes represented at the meeting in person or by proxy, and entitled to vote, shall be elected. In the voting on Proposal 2, the affirmative vote of a majority of the votes represented at the meeting in person or by proxy and entitled to vote is required for approval. In the voting on Proposal 2, abstentions will have the same effect as votes against the proposal, but broker non-votes will have no effect.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         At the close of business on March 12, 1999, persons known to management to own beneficially or of record 5% or more of any class of Southern BancShares' voting securities were as follows:

                                                                      Amount and
  Title                                                                 Nature           Percentage      Percentage
   of                  Name and Address                              of Beneficial           of          of  Total
  Class               of Beneficial Owner                             Ownership*            Class          Votes**
  -----               -------------------                            -------------       -----------     ---------

Common          Frank B. Holding                                        32,294 (1)          27.08%         24.69%
                Smithfield, North Carolina

                Lewis R. Holding                                        27,577 (2)          23.12%         21.08%
                Lyford Cay, Bahamas

Series B        Frank B. Holding                                        22,171 (3)           5.56%           .45%
Preferred       Smithfield, North Carolina

Series C        Rachel Ann Barnes                                        2,117               5.24%           .04%
Preferred       Conway, North Carolina

                James R. Hendrix                                         6,120              15.16%           .12%
                Tyner, North Carolina

                Elmo J. Peele                                            3,229               8.00%           .06%
                Lewiston-Woodville, North Carolina

                Harry N. and Nell C. Willey                              2,200 (4)           5.45%           .04%
                Enfield, North Carolina

------------
* Except as otherwise stated in the footnotes below, the shares shown as beneficially owned are, to the best of management's knowledge, owned by the persons named and such persons exercise sole voting and investment power with respect to those shares.

** This column reflects the votes to which these shares are entitled as a percentage of the aggregate votes that may be cast by the holders of all shares of Southern BancShares' outstanding voting securities. For further information as to the number of outstanding shares and voting rights of the common and preferred stock, see "VOTING SECURITIES."

(1) Includes an aggregate of 26,555 shares held by or in trust for Mr. Holding's spouse and/or adult children and their spouses, as to which shares he disclaims beneficial ownership. Also includes an aggregate of 5,726 shares also shown as beneficially owned by Mr. Holding's daughter, Hope H. Connell. (See "OWNERSHIP OF VOTING SECURITIES BY MANAGEMENT.")

(2) Includes an aggregate of 5,058 shares held by or in trust for his spouse and/or an adult daughter, as to which shares he disclaims beneficial ownership.

(3) Includes 17,205 shares of Series B held by a corporation which, for beneficial ownership purposes, Mr. Holding is deemed to control and, as to which shares, he may be deemed to exercise shared voting and investment power. Also includes 4,020 shares of Series B held by his adult children and their spouses, as to which shares he disclaims beneficial ownership; of such shares an aggregate of 2,000 shares also are included in the beneficial ownership shown for his daughter, Hope H. Connell. (See "OWNERSHIP OF VOTING SECURITIES BY MANAGEMENT.")

(4) Includes 1,700 shares as to which Harry N. Willey and Nell C. Willey exercise shared voting and investment power, and 500 shares held individually by Mr. Willey, as to which shares he exercises sole voting and investment power.

                  OWNERSHIP OF VOTING SECURITIES BY MANAGEMENT

         As of the close of business on March 12, 1999, the beneficial ownership of Southern BancShares' voting securities by its directors and certain named executive officers, and by all directors and executive officers as a group, was as follows:

                                                             Amount and
   Title                                                       Nature           Percentage             Percentage
    of                       Name of                        of Beneficial          of                     of
   Class                Beneficial Owner                     Ownership*           Class                Total Votes**
   -----                ----------------                     ----------           -----                -------------
Common             Paul A. Brewer, Jr.                         24(1)                 .02%               .02%

                   Bynum R. Brown                             372                    .31%               .28%

                                                             Amount and
   Title                                                       Nature           Percentage             Percentage
    of                       Name of                        of Beneficial          of                     of
   Class                Beneficial Owner                     Ownership*           Class                Total Votes**
   -----                ----------------                     ----------           -----                -------------
Common             William H. Bryan                           108                    .09%               .08%

                   D. Hugh Carlton                            288(2)                 .24%               .22%

                   Robert J. Carroll                           30                    .03%               .02%

                   Hope H. Connell                          5,726(3)                4.80%              4.38%

                   J. Edwin Drew                            3,714                   3.11%              2.84%

                   Samuel E. Ewell, Jr.                        10                    .01%               .01%

                   Moses B. Gillam, Jr.                       125                    .10%               .10%

                   LeRoy C. Hand, Jr.                         148(4)                 .12%               .11%

                   Joseph D. Hines                             10                    .01%               .01%

                   Frank B. Holding                        32,294(5)               27.08%             24.69%

                   George A. Hux                               10                    .01%               .01%

                   M. J. McSorley                             204(6)                 .17%               .16%

                   W. B. Midyette, Jr.                        150                    .13%               .11%

                   W. Hunter Morgan                           350(7)                 .29%               .27%

                   John C. Pegram, Jr.                          5                    .00%               .00%

                   Charles I. Pierce, Sr.                      70                    .06%               .05%

                   W. A. Potts                                550(8)                 .46%               .42%

                   Richard D. Ray                               1                    .00%               .00%

                   Charles L. Revelle, Jr.                  1,020                    .86%               .78%

                   Watson N. Sherrod, Jr.                      10                    .01%               .01%

                   Charles O. Sykes                           100                    .08%               .08%

                   Raymond M. Sykes                            10                    .01%               .01%

                   John N. Walker                             190                    .16%               .15%

                   R. S. Williams                             225(9)                 .19%               .17%

                   All directors and executive             40,058                  33.59%             30.62%
                   officers as a group (27 persons)

                                                             Amount and
   Title                                                       Nature           Percentage             Percentage
    of                       Name of                        of Beneficial          of                     of
   Class                Beneficial Owner                     Ownership*           Class                Total Votes**
   -----                ----------------                     ----------           -----                -------------
Series B Pref.     Bynum R. Brown                           2,358                    .59%               .05%

                   Robert J. Carroll                        2,687(10)                .67%               .05%

                   Hope H. Connell                          2,000(3)                 .50%               .04%

                   LeRoy C. Hand, Jr.                      17,522(4)                4.40%               .35%

                   Frank B. Holding                        22,171(5)                5.56%               .45%

                   M. J. McSorley                           6,565(6)                1.65%               .13%

                   W. Hunter Morgan                         7,368(7)                1.85%               .15%

                   Charles I. Pierce, Sr.                     336(11)                .08%               .01%

                                                             Amount and
   Title                                                       Nature           Percentage             Percentage
    of                       Name of                        of Beneficial          of                     of
   Class                Beneficial Owner                     Ownership*           Class                Total Votes**
   -----                ----------------                     ----------           -----                -------------
Series B Pref.     R. S. Williams                             7,109(9)                 1.78%              .14%

                   All directors and executive               66,131                   16.59%             1.33%
                   officers as a group (27 persons)

Series C Pref.     M. J. McSorley                                25(6)                  .06%              .00%

                   Charles I. Pierce, Sr.                       139(11)                 .34%              .00%

                   All directors and executive                  164                     .41%              .00%
                   officers as a group (27 persons)

-------------

* Except as otherwise stated in the footnotes below, the shares shown above as beneficially owned are, to the best of management's knowledge, owned by the persons named and such persons exercise sole voting and investment power with respect to such shares.

** This column reflects the votes to which these shares are entitled as a percentage of the aggregate votes that may be cast by the holders of all shares of Southern BancShares' outstanding voting securities. For further information as to the number of outstanding shares and voting rights of the common and preferred stock, see "VOTING SECURITIES."

(1) Includes 10 shares of common stock held by Mr. Brewer's spouse, as to which shares he disclaims beneficial ownership.

(2) Includes 149 shares of common stock held by a corporation which, for beneficial ownership purposes, Mr. Carlton may be deemed to control, and as to which shares he may be deemed to exercise shared voting and investment power. Also includes 25 shares of common stock owned by his spouse, as to which shares he disclaims beneficial ownership.

(3) Includes 220 shares of common stock held in trust for Mrs. Connell's benefit, as to which shares she exercises shared voting and investment power. Also includes an aggregate of 1,872 shares of common stock and 2,000 shares of Series B held by her spouse individually and/or as custodian for their children. All such shares also are shown as beneficially owned by her father, Frank B. Holding.

(4) Includes 48 shares of common stock and 6,289 shares of Series B owned by Dr. Hand's spouse, as to which shares he disclaims beneficial ownership.

(5) For an explanation of the nature of the beneficial ownership of the common and Series B shown above as beneficially owned by Frank B. Holding, see footnotes (1) and (3) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES." Included in the shares shown as beneficially owned by Mr. Holding are an aggregate of 5,726 shares of common stock and 2,000 shares of Series B also shown as beneficially owned by his daughter, Hope H. Connell, as to which shares Mr. Holding disclaims beneficial ownership.

(6) Includes an aggregate of 60 shares of common stock, 6,015 shares of Series B, and 25 shares of Series C held by Mr. McSorley's spouse or adult son, as to which shares he disclaims beneficial ownership.

(7) Includes 125 shares of common stock and 2,131 shares of Series B held by Mr. Morgan's spouse, as to which shares he disclaims beneficial ownership. Also includes 3,442 shares of Series B held by an entity which, for beneficial ownership purposes, Mr. Morgan may be deemed a control person, and as to which shares he may be deemed to exercise shared voting and investment power.

(8) Includes 200 shares of common stock held by Dr. Potts' spouse, as to which shares he disclaims beneficial ownership.

(9) Includes 50 shares of common stock and 324 shares of Series B held by Mr. Williams' spouse, as to which shares he disclaims beneficial ownership.

(10) Includes 693 shares of Series B held by Mr. Carroll's spouse, as to which shares he disclaims beneficial ownership.

(11) Includes 71 shares of Series B and 29 shares of Series C held jointly by Mr. Pierce with his adult son, as to which shares he exercises shared voting and investment power.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Southern BancShares' directors and executive officers are required to file certain reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of Southern BancShares' common and preferred stock. Based on its review of copies of those reports, Southern BancShares' proxy materials are required to disclose failures to report shares beneficially owned, or changes in such beneficial ownership, or to timely file required reports during the previous fiscal year. To the best knowledge of Southern BancShares' management, there were no such failures to file required reports during 1998.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Bylaws of Southern BancShares currently provide for not less than five nor more than 30 directors. The Board of Directors is authorized to establish within those limits the number of directors to be elected each year and has set the number of directors at 24 for election at the Annual Meeting. The nominees for the Board of Directors set forth below consist of the 24 current directors of Southern BancShares, each of whom has been nominated for reelection. All directors elected at the Annual Meeting will serve for terms of one year or until their successors have been duly elected and qualified.

                              Positions with
                                 Southern              Year                  Principal Occupation
     Name, Address              BancShares            First                and Business Experience
       and Age                   and Bank            Elected(1)              for Past Five Years
       -------                   --------            ----------              -------------------
   Bynum R. Brown                 Director              1986      President and Owner, Bynum R. Brown Agency, Inc.
   Murfreesboro, NC                                               (real estate); Secretary/Treasurer, Roanoke Valley
       73                                                         Nursing Home, Inc.; President and Owner, Brown Manor,
                                                                  Inc. (family care home)

   William H. Bryan               Director              1992      President, Director and Treasurer, Mount Olive
   Mount Olive, NC                                                Pickle Company, Inc. (manufacturer of pickle
       41                                                         and pepper products)

   D. Hugh Carlton                Director              1994      President and Owner, Carlton Insurance
   Warsaw, NC                                                     Agency, Inc. (general insurance agency)
       67

   Robert J. Carroll              Director              1986      President and Owner, Carroll's Garage, Inc.
   Gates, NC                                                      (truck and farm equipment sales and service)
       74

   Hope H. Connell (2)            Director              1992      Senior Vice President, First-Citizens Bank & Trust
   Raleigh, NC                                                    Company; Director, Yadkin Valley Company (holding
       36                                                         company for credit life reinsurance company)


   J. Edwin Drew                  Director              1973      Retired physician and former President,
   Macclesfield, NC                                               J. Edwin Drew, M.D., P.A.
       68

   Samuel E. Ewell, Jr.           Director              1998      President and Owner, Ewell Ford Sales, Inc.
   Wendell, NC                                                    (automobile dealership); former Director, ESB
       52                                                         Bancorp, Inc. and Enfield Savings Bank, Inc., SSB

   Moses B. Gillam, Jr. (3)       Director              1982      Senior Partner, Gillam and Gillam (attorneys)
   Windsor, NC
       82

   LeRoy C. Hand, Jr.             Director              1986      Retired physician and former President,
   Camden, NC                                                     Albemarle Emergency Associates, P.A.
       78

                              Positions with
                                 Southern              Year                  Principal Occupation
     Name, Address              BancShares            First                and Business Experience
       and Age                   and Bank            Elected(1)              for Past Five Years
       -------                   --------            ----------              -------------------
   Joseph D. Hines                Director              1998      President and Owner, Enfield Tractor and Equipment
   Rocky Mount, NC                                                Company and Hines Equipment Company (retail farm and
       69                                                         industrial equipment sales); former Director, ESB
                                                                  Bancorp, Inc. and Enfield Savings Bank, Inc., SSB

   Frank B. Holding (2)           Director and          1962      Executive Vice Chairman of the Board, First Citizens
   Smithfield, NC                 Chairman of                     BancShares, Inc. and First-Citizens Bank & Trust
       70                         Executive                       Company; Vice Chairman of the Board, First Citizens
                                  Committee                       Bancorporation of S.C., Inc. and First-Citizens Bank
                                                                  and Trust Company of South Carolina

   George A. Hux                  Director              1998      Retired Attorney and former Partner, Hux, Livermon &
   Rocky Mount, NC                                                Armstrong, LLP; former Director, ESB Bancorp, Inc.
       83                                                         and Enfield Savings Bank, Inc., SSB

   M. J. McSorley                 Director and          1990      Vice Chairman of the Bank since January 1998; Vice
   Rocky Mount, NC                Vice                            President of Southern BancShares; retired President
       65                         Chairman of Bank                and former Chief Executive Officer of the Bank

   W. B. Midyette, Jr.            Director              1982      Retired farmer
   Bath, NC
       79

   W. Hunter Morgan               Director              1986      President, Kellogg-Morgan Agency, Inc.
   Sunbury, NC                                                    (general insurance agency)
       68

   John C. Pegram, Jr.            Director;             1998      President and Chief Executive Officer of Southern
   Mount Olive, NC                President                       BancShares and the Bank since January 1998; formerly
       54                         and Chief                       Executive Vice President of the Bank and Vice
                                  Executive                       President of Southern BancShares; previously, Senior
                                  Officer                         Vice President of the Bank

   Charles I. Pierce, Sr.         Director              1986      President, Pierce Printing Co., Inc.
   Ahoskie, NC                                                    (commercial printers)
       81

   W. A. Potts                    Vice Chairman         1968      Retired veterinarian and former President, W. A.
   Mount Olive, NC                of the Board                    Potts, DVM, P.A.; former Chairman of the Board, Mount
       72                                                         Olive Pickle Company, Inc.

   Charles L. Revelle, Jr.        Director              1986      Chairman of the Board, Revelle Agri-Products, Inc.;
   Murfreesboro, NC                                               Vice President, Revelle Builders of NC, Inc.;
       72                                                         President, Revelle Equipment Co., Inc. (agribusiness)

   Watson N. Sherrod, Jr.         Director and          1998      Senior Vice President of the Bank; former President,
   Enfield, NC                    Senior Vice                     Chief Executive Officer and Director, ESB Bancorp,
       70                         President                       Inc. and Enfield Savings Bank, Inc., SSB

   Charles O. Sykes               Director              1984      President, Mount Olive Livestock Market, Inc.
   Mount Olive, NC                                                (livestock auction market and dealer)
       69

   Raymond M. Sykes               Director              1998      Self-employed in farming operations; former Director,
   Whitakers, NC                                                  ESB Bancorp, Inc. and Enfield Savings Bank, Inc., SSB
      75

                              Positions with
                                 Southern              Year                  Principal Occupation
     Name, Address              BancShares            First                and Business Experience
       and Age                   and Bank            Elected(1)              for Past Five Years
       -------                   --------            ----------              -------------------

   John N. Walker                 Director              1971      President Emeritus (former President, Chief Executive
   Mount Olive, NC                                                Officer and Director), Mount Olive Pickle
       73                                                         Company, Inc. (manufacturer of pickle and
                                                                  pepper products)

   R. S. Williams                 Chairman of           1971      Chairman of the Board and Consultant, Southern
   Mount Olive, NC                the Board                       BancShares and Bank (retired President of Southern
       70                                                         BancShares and Bank)

-------------
     (1) Refers to the year each director first became a director of Southern BancShares or its predecessor or, if elected to the Board prior to December 31, 1982, the year first elected to the Board of the Bank.

     (2)  Ms. Connell is the daughter of Frank B. Holding.

     (3) The firm of Gillam and Gillam performed legal services for the Bank in 1998, and it is expected that such relationship will continue during 1999.

           THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE 24 NOMINEES LISTED ABOVE FOR THE BOARD OF DIRECTORS.

                            COMPENSATION OF DIRECTORS

         Compensation paid to directors includes a quarterly retainer of $400, plus $200 for attendance at each meeting of the Board, $100 for attendance at each meeting of a Board committee of which a director is a member, and $40 for attendance at each monthly local advisory board meeting. Directors R. S. Williams, Frank B. Holding, M. J. McSorley, and John C. Pegram, Jr. do not receive directors' fees for serving on the Board of Directors or its committees.

         In lieu of the standard directors' fees stated above, Samuel E. Ewell, Jr., Joseph D. Hines, George A. Hux, and Raymond M. Sykes, each of whom formerly was a director of ESB Bancorp, Inc. ("ESB") and its subsidiary, Enfield Savings Bank, Inc., SSB, Enfield, North Carolina, are paid $600 per month for their services as directors pursuant to an agreement which provided for Southern BancShares' acquisition of ESB and that each director of ESB in office at the time of the acquisition would be appointed to the Boards of Directors of Southern BancShares and the Bank and be nominated for election by shareholders at the 1999 and 2000 Annual Meetings of Southern BancShares. Watson N. Sherrod, Jr., the former President and Chief Executive Officer of ESB, who now serves as a director of Southern BancShares and the Bank pursuant to the terms of that agreement, receives compensation in lieu of the standard director's fees or the special fees described above for former ESB directors, pursuant to a separate employment agreement with the Bank which provides that Mr. Sherrod will be employed as a Senior Vice President in the Bank's Enfield, North Carolina
office. The employment agreement includes various noncompetition and nonsolicitation covenants by Mr. Sherrod, provides for salary and normal employee benefits, and continues through May 14, 2001.

         Since retirement as the Bank's President in December 1989,  Chairman R.
S. Williams has been compensated for his services pursuant to a consulting and noncompetition agreement with the Bank under which he received monthly payments of $2,833 during 1998. The agreement has been extended through 1999, but was amended to provide that Mr. Williams would receive monthly payments of $1,417. Mr. Williams also receives retirement benefits under the Bank's Pension Plan.

           M. J. McSorley, Vice Chairman of the Bank, who formerly served as President and Chief Executive Officer of the Bank, retired from employment with the Bank effective June 30, 1998. Since that date, Mr. McSorley has been compensated for his services pursuant to a consulting and noncompetition agreement with the Bank under which he receives monthly payments of $1,423. Mr. McSorley also receives retirement benefits under the Bank's Pension Plan. (For further information, see "Executive Compensation," "Pension Plan," and "Employment Contracts, Termination of Employment and Change-in-Control Arrangements.")

               MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

         The Boards of Directors of Southern BancShares and the Bank held five joint meetings in 1998. All directors attended at least 75% of the aggregate number of meetings of Southern BancShares' Board and any committees on which they served during their terms, except D. Hugh Carlton and W. B. Midyette, Jr., whose absences were due to business commitments and illness, respectively.

         The Boards of Directors have several standing committees, including an Audit and Compliance Committee and a Compensation Committee; however, there is no standing nominating committee or other committee performing equivalent functions.

         The Audit and Compliance Committee consists of John N. Walker - Chairman, William H. Bryan, W. A. Potts, and Charles O. Sykes. The Committee oversees the scope and detail of the continuous audit program conducted by the Bank's internal audit staff and periodically reviews reports on the work of the internal auditors and related matters. Subject to the approval of the Board of Directors and ratification by the shareholders of Southern BancShares, the Committee engages a qualified firm of certified public accountants to conduct an annual audit of Southern BancShares' consolidated financial statements and receives written reports from, and reviews non-audit services proposed by management to be provided by, the accounting firm. During 1998, the Audit and Compliance Committee held four meetings.

         The Compensation Committee, whose members are listed below, reviews the Bank's compensation program, including salary, pension and incentive compensation plans and such other employee benefit matters as it deems appropriate. In conjunction with management, the Committee approves salaries and other forms of compensation. The Compensation Committee held one meeting during 1998.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee are: Frank B. Holding - Chairman, William H. Bryan, W. A. Potts, Charles O. Sykes, John N. Walker and R.
S. Williams. Mr. Holding is Executive Vice Chairman of First Citizens BancShares, Inc. and its wholly-owned subsidiary, First-Citizens Bank & Trust Company, Raleigh, N.C. ("First Citizens"). First Citizens provides various services to the Bank and Southern BancShares, including the management consulting services of Mr. Holding. (See "Transactions with Management") Mr. Williams is Chairman of the Board of Southern BancShares and retired from employment as President of the Bank in December 1989. He serves as a consultant to the Bank and Southern BancShares. (See footnote (2) to the Summary Compensation Table below and "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below)

                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Bank attempts to provide compensation at levels that will enable it to attract and retain qualified and motivated individuals as officers and employees. At the present time, annual salary is the only form of compensation paid to or for the benefit of executive officers (other than benefits under the Bank's 401(k) salary deferral plan and other customary employee benefit and welfare plans, including a defined benefit pension plan). The Compensation Committee (the "Committee") administers the Bank's compensation program and has the responsibility for matters involving the compensation of executive officers.

           For 1998, the Committee established the salary for each executive officer, including the chief executive officer of the Bank, based on an evaluation of that officer's individual level of responsibility and performance. The performance of individual executive officers and the Bank's financial performance in general were considered by the Committee in connection with the setting of salaries for 1998. However, the setting of salaries largely is subjective and there are no specific formulae, objective criteria or other such mechanisms by which adjustments to each executive officer's salary are tied empirically to his individual performance or to the Bank's financial performance.

           Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of the executive officers of Southern BancShares or the Bank receives annual compensation approaching that amount, Southern BancShares' Board of Directors has not adopted a policy with respect to Section 162(m).

           Compensation Committee:            Frank B. Holding, Chairman
                                              William H. Bryan
                                              W. A. Potts
                                              Charles O. Sykes
                                              John N. Walker
                                              R. S. Williams



                               EXECUTIVE OFFICERS

         Certain  information  regarding  the  executive  officers  of  Southern
BancShares and the Bank is set forth in the following table. All executive officers serve at the pleasure of the Board of Directors.

                                                         Positions with Southern BancShares and
         Name                   Age               the Bank and Prior Positions for Past Five Years
         ----                   ---               ------------------------------------------------
      R. S. Williams            70    Chairman of the Board of Southern BancShares and the Bank;
                                      formerly President and Chief Executive Officer of Southern
                                      BancShares until January 1998; President of the Bank prior to
                                      July 1989

      M. J. McSorley            65    Vice Chairman of the Bank since January 1998; Vice President and
                                      Director of Southern BancShares and Director of the Bank since
                                      1990; formerly President and Chief Executive Officer of the Bank from July 1989 to January 1998


      John C. Pegram, Jr.       54    President and Chief Executive Officer of Southern BancShares and
                                      the Bank since January 1998; formerly, Executive Vice President of the Bank and Vice President of Southern BancShares; previously
                                      Senior Vice President of the Bank


      Paul A. Brewer            56    Executive Vice President of the Bank since December 1998; formerly
                                      Senior Vice President and Regional Vice President of the Bank;
                                      Assistant Secretary of Southern BancShares since 1986


      Richard D. Ray            52    Executive Vice President of the Bank since December 1998; formerly
                                      Senior Vice President and Regional Vice President of the Bank;
                                      Assistant Treasurer of Southern BancShares since 1991


      David A. Bean             50    Senior Vice President of the Bank since June 1998; Secretary of
                                      Southern BancShares and the Bank since January 1992; Treasurer of
                                      Southern BancShares since 1986; Controller of the Bank since 1984

                             EXECUTIVE COMPENSATION

         The following table shows for 1998, 1997 and 1996 the cash and certain other compensation paid to or deferred by certain executive officers of Southern BancShares and the Bank, respectively, in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                         Annual Compensation
                                                -------------------------------------
                                                                               Other           All
                                                                              Annual          Other
                                                                              Compen-        Compen-
                                                 Salary         Bonus         sation         sation
  Name and Principal Position         Year       ($)(1)           ($)           ($)            ($)
  ---------------------------         ----       ------         -----         -------        -------
R. S. Williams,                       1998        -0-            -0-            -0-         80,900 (3)
 Chairman of the Board of
 Southern BancShares (2)              1997        -0-            -0-            -0-         80,900 (3)

                                      1996        -0-            -0-            -0-         80,900 (3)

M. J. McSorley,                       1998       82,350          -0-            -0-         43,250 (5)
 Vice Chairman of the Bank and
 Vice President of Southern           1997      134,640          -0-            -0-          6,083 (6)
  BancShares (4)
                                      1996      128,055          -0-            -0-          5,286 (6)

John C. Pegram, Jr.,                  1998      102,902          -0-            -0-          4,631 (6)
 President and Chief Executive
 Officer of Southern BancShares       1997       89,458          -0-            -0-          4,026 (6)
 and the Bank
                                      1996       81,736          -0-            -0-          4,183 (6)

 Paul A. Brewer,                      1998      101,511          -0-            -0-          4,568 (6)
  Executive Vice President
  of the Bank                         1997       95,776          -0-            -0-          4,310 (6)

                                      1996       90,479          -0-            -0-          3,715 (6)

Richard D. Ray,                       1998       99,842          -0-            -0-          4,493 (6)
  Executive Vice President
  of the Bank                         1997       94,228          -0-            -0-          4,240 (6)

                                      1996       88,797          -0-            -0-          3,662 (6)

------------
     (1) Includes amounts deferred at the election of each officer pursuant to the Bank's Section 401(k) salary deferral plan.

     (2) Mr. Williams retired from active employment with the Bank in December 1989, but served without salary as President and Chief Executive Officer of Southern BancShares until January 21, 1998, when John C. Pegram was elected as President and Chief Executive Officer of Southern BancShares. Mr. Williams continues to serve as Chairman of the Board of Southern BancShares and the Bank and provides consulting services to such entities.

     (3) Consists of $46,900 in benefits from the Bank's pension plan and $34,000 received pursuant to a noncompetition and consulting agreement with the Bank. (See "Pension Plan" and "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below.)

     (4) Mr. McSorley served as President and Chief Executive Officer of the Bank until January 21, 1998, when he was elected as Vice Chairman of the Bank's Board, and John C. Pegram, Jr. was elected as President and Chief Executive Officer of the Bank. Mr. McSorley retired from active employment with the Bank on June 30, 1998, but continues to serve as Vice Chairman of the Bank's Board and Vice President of Southern BancShares, and provides consulting services to such entities.

     (5) Consists of $31,499 in benefits from the Bank's pension plan, $8,539 received pursuant to a noncompetition and consulting agreement with the Bank, and $3,212 for the Bank's contributions on Mr. McSorley's behalf to the Bank's Section 401(k) salary deferral plan. (See "Pension Plan" and "Employment Contracts, Termination of Employment and Change-in-Control Arrangements.")

     (6) Consists entirely of the Bank's contributions on behalf of each named officer to the Bank's Section 401(k) salary deferral plan.

                                  PENSION PLAN

         The following table shows the estimated annual benefits payable to a participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on various numbers of years of service and levels of compensation.

                                                                   Years of Service
  Final Average         --------------------------------------------------------------------------------------------
  Compensation          10 Years     15 Years      20 Years      25 Years      30 Years      35 Years       40 Years
  -------------         --------     --------      --------      --------      --------      --------       --------
      $175,000           $30,352      $45,528       $60,703       $75,879       $91,055      $106,231       $116,731

       150,000            25,727       38,590        51,453        64,317        77,180        90,043         99,043

       125,000            21,102       31,653        42,203        52,754        63,305        73,856         81,356

       100,000            16,477       24,715        32,953        41,192        49,430        57,668         63,668

        75,000            11,852       17,778        23,703        29,629        35,555        41,481         45,981

        50,000             7,227       10,840        14,453        18,067        21,680        25,293         28,293

         Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. To determine benefits under the Pension Plan, a participant's compensation includes base salary (including amounts deferred pursuant to the Bank's Section 401(k) salary deferral plan), and a participant's benefits are based on "final average compensation" which is the participant's average annual compensation for any five consecutive years of the last ten complete calendar years as a participant. The credited years of service and "final average compensation," respectively, for each of the named executive officers who were actively employed by the Bank on January 1, 1999, are as follows: Mr. Pegram - 24 years and $76,273; Mr. Brewer - 34 years and $90.272; and Mr. Ray - 28 years and $88,537. Mr. McSorley retired from employment with the Bank on June 30, 1998 and receives benefits of $62,997 per year from the Pension Plan. Mr. R. S. Williams retired from employment with the Bank in December 1989 and receives benefits of $46,900 per year from the Pension Plan.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

         Effective upon his retirement from employment with the Bank in December 1989, Chairman R. S. Williams entered into a noncompetition and consulting agreement with the Bank pursuant to which he provides advisory and consulting services to the Bank, agreed not to compete with the Bank in North Carolina, and received monthly payments of $2,833 during 1998. The agreement, which was amended and extended through December 31, 1999, now provides monthly payments of $1,417.

         Pursuant to the terms of a similar agreement with the Bank, M. J. McSorley, Vice Chairman and former President of the Bank, receives monthly payments of $1,423 that will continue during the ten year period following his June 30, 1998 retirement from employment with the Bank.

                                PERFORMANCE GRAPH

           The following graph compares the cumulative total shareholder return (the "CTSR") on Southern BancShares' common stock during the previous five fiscal years with the CTSR over the same measurement period of the Nasdaq-U.S. index and the Nasdaq Banks index. The graph assumes $100 invested on January 1, 1993, and that dividends were reinvested in additional shares.

        Comparison of Five-Year Cumulative Total Shareholder Return among
               Southern BancShares (N.C.), Inc., Nasdaq Banks and
                                Nasdaq-US Indices

                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]



                                 Southern       Nasdaq
                  Year           BancShares     Banks     Nasdaq-US
                  ----           ----------     -----     ---------
                  1993           $100           $100      $100
                  1994            130             98       100
                  1995            130            138       148
                  1996            136            170       196
                  1997            200            209       328
                  1998            201            293       325

                          TRANSACTIONS WITH MANAGEMENT

           The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with several of the directors, executive officers, and principal shareholders of Southern BancShares and the Bank and their associates. Loans included in those transactions were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and did not involve more than the normal risk of collectibility or present other unfavorable features. Each such transaction was approved by the Bank's Board of Directors.

         Frank B. Holding, a director and principal shareholder of Southern BancShares, and Lewis R. Holding, a principal shareholder of Southern BancShares, are directors, executive officers and principal shareholders of First Citizens BancShares, Inc., the bank holding company for First-Citizens Bank & Trust Company, Raleigh, N.C. ("First Citizens"). During 1998, the Bank paid fees to First Citizens in an aggregate amount of $2,867,987 for data and item processing services, securities portfolio management services, the management consulting services of Frank B. Holding, and services as trustee for the Bank's pension plan and Section 401(k) salary deferral plan. During 1999, the Bank projects that its payments to First Citizens for similar services will be approximately $3,200,000, of which total the salary reimbursement payments to First Citizens for the management consulting services of Frank B. Holding are projected to amount to approximately $79,875.

         Hope H. Connell, a director of Southern BancShares and the Bank, is a principal shareholder and director of Yadkin Valley Company and its subsidiary, Yadkin Valley Life Insurance Company ("Yadkin Valley Life"). Lewis R. Holding, a principal shareholder of Southern BancShares, also is a principal shareholder of Yadkin Valley Company. Yadkin Valley Life's business consists of reinsuring credit life insurance policies issued by Triangle Life Insurance Company
("Triangle Life"), a subsidiary of First Citizens, which policies are sold through the Bank pursuant to an arrangement with Triangle Life, whereby the Bank receives commissions on credit life insurance policies sold to its loan customers that are issued by Triangle Life (and which commissions are paid from the premiums received on such policies). The dollar amount of commissions received by the Bank in connection with those policies during 1998 was $36,742.

         During 1998, the Bank paid $130,447 in premiums for the Bank's general liability and comprehensive insurance policies on property and vehicles, and workers' compensation coverage and umbrella policies, all of which were purchased through Carlton Insurance Agency, Inc., of which D. Hugh Carlton, a director of Southern BancShares and the Bank, is President and owner. It is expected that such relationship will continue during 1999.

               PROPOSAL 2: RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Subject to ratification by the shareholders, the Board of Directors has approved the appointment of KPMG LLP, certified public accountants, as Southern BancShares' independent accountants for fiscal 1999. Representatives of KPMG LLP are expected to be present at the Annual Meeting and available to respond to appropriate questions from shareholders, and they will have the opportunity to make a statement if they so desire.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF SOUTHERN BANCSHARES FOR 1999.

                            PROPOSALS OF SHAREHOLDERS

         Any proposal of a shareholder which is intended to be presented for action at the 2000 Annual Meeting must be received by Southern BancShares at its main office in Mount Olive, North Carolina, no later than November 25, 1999, to be considered timely received for inclusion in the proxy statement and form of proxy issued in connection with that meeting. In order for such a proposal to be included in Southern BancShares' proxy statement and form of proxy, the person submitting it must own, beneficially or of record, at least 1% or $1,000 in market value of shares of Southern BancShares' stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting.

                           ANNUAL REPORT ON FORM 10-K

         Southern BancShares is required to file with the Securities and Exchange Commission an Annual Report on Form 10-K within 90 days after the end of each fiscal year. ON OR AFTER MARCH 31, 1999, UPON WRITTEN REQUEST TO DAVID
A. BEAN, TREASURER AND SECRETARY, SOUTHERN BANCSHARES (N.C.), INC., POST OFFICE BOX 729, MOUNT OLIVE, NORTH CAROLINA 28365, BY A SHAREHOLDER OF SOUTHERN BANCSHARES ENTITLED TO VOTE AT THE ANNUAL MEETING, A COPY OF SOUTHERN BANCSHARES' 1998 ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED WITHOUT CHARGE TO THE SHAREHOLDER MAKING SUCH REQUEST.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be brought before the meeting or any adjournment thereof. Should other matters properly come before the meeting, the persons named in the proxy to represent the shareholders will be authorized to vote according to their best judgment on such matters.

                                              By Order of the Board of Directors


                                              /s/David A. Bean
                                              David A. Bean, Secretary

March 26, 1999

                        SOUTHERN BANCSHARES (N.C.), INC.
                             100 North Center Street
                        Mount Olive, North Carolina 28365

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints R. S. Williams, W. A. Potts and John N. Walker, or any of them, as attorneys and proxies, with full power of substitution, to vote all outstanding stock of Southern BancShares (N.C.), Inc. held of record by the undersigned on March 12, 1999, at the Annual Meeting of Shareholders of Southern BancShares (N.C.), Inc. to be held at the Goldsboro Country Club, 1500 South Slocumb Street, Goldsboro, North Carolina, at 3:00 P.M. on April 21, 1999, and any adjournments thereof, on the matters listed below:

1.    ELECTION OF DIRECTORS:

   [   ]  FOR all nominees listed below    [  ]  WITHHOLD AUTHORITY
         (except as indicated otherwise)   to vote for all nominees listed below

Nominees: Bynum R. Brown; William H. Bryan; D. Hugh Carlton; Robert J. Carroll; Hope H. Connell; J. Edwin Drew; Samuel E. Ewell, Jr.; Moses B. Gillam, Jr.; LeRoy C. Hand, Jr.; J. D. Hines; Frank B. Holding; George A. Hux; M. J. McSorley; W. B. Midyette, Jr.; W. Hunter Morgan; John C. Pegram, Jr.; Charles I. Pierce, Sr.; W. A. Potts; Charles L. Revelle, Jr.; Watson N. Sherrod, Jr.; Charles O. Sykes; Raymond M. Sykes; John N. Walker; R. S. Williams.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)


--------------------------------------------------------------------------------
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of KPMG LLP as independent accountants for 1999.

         [  ] FOR             [  ] AGAINST          [  ] ABSTAIN

3. OTHER BUSINESS: Should other matters properly come before the Annual Meeting, the persons named herein as attorneys and proxies are authorized to vote the shares represented by this proxy in accordance with their best judgment.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION TO THE CONTRARY, THE PROXYHOLDERS WILL VOTE THIS PROXY "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNABLE OR UNWILLING TO SERVE FOR ANY REASON, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY AN INSTRUMENT REVOKING THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

Please date and sign exactly as name appears below. When shares are held jointly by more than one person, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated:                  , 1999
                                              _________________

                                        ______________________________(SEAL)
                                        Signature

                                        ______________________________(SEAL)
                                        Signature if held jointly



PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE